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                                                                  Exhibit 23.2

                    CONSENT OF PRICEWATERHOUSECOOPERS LLP


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of U.S. Bancorp of our report dated April 13, 2001 relating to the consolidated financial statements of U.S. Bancorp and its subsidiaries, which appears in the Current Report on Form 8-K of U.S. Bancorp filed on April 17, 2001.


/s/ PricewaterhouseCoopers LLP


Minneapolis, Minnesota
November 26, 2001